Exhibit 99.1

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                           THE POTOMAC EDISON COMPANY



                                       TO



                           JPMORGAN CHASE BANK, N.A.,
                                       Corporate Trustee

                                      AND

                                THOMAS J. FOLEY,
                                       Individual Trustee


                            ------------------------


                  ONE HUNDRED AND FIFTH SUPPLEMENTAL INDENTURE



                          DATED AS OF AUGUST 15, 2005


                            ------------------------


                              FIRST MORTGAGE BONDS

                             5 1/8% SERIES DUE 2015


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         ONE HUNDRED AND FIFTH SUPPLEMENTAL INDENTURE, dated as of August 15,
2005, between THE POTOMAC EDISON COMPANY, a corporation organized and existing under the laws of the State of Maryland and the Commonwealth of Virginia (hereinafter called the "Company"), party of the first part, and JPMORGAN CHASE BANK, N.A., a national banking association incorporated and existing under the laws of the United States of America (ultimate successor to Chemical Bank & Trust Company), as trustee under the Indenture, dated as of October 1, 1944, hereinafter mentioned (the "Corporate Trustee"), party of the second part, and Thomas J. Foley, as individual trustee under the aforesaid Indenture (hereinafter called the "Individual Trustee"), party of the third part (said Corporate Trustee and Individual Trustee being hereinafter sometimes collectively called the Trustees");

         The Company has heretofore executed and delivered to the Corporate Trustee its Indenture (hereinafter sometimes called the "Original Indenture"), dated as of October 1, 1944, which Original Indenture has been supplemented by indentures supplemental thereto, numbered First through One Hundred and Fourth, respectively.

         The amendments to the Original Indenture contained in Paragraph (B) of
Section 1 of Part V of the Fifteenth Supplemental Indenture have become effective.

         The Company, pursuant to Section 1 of Article II of the Original Indenture, as heretofore supplemented, has redesignated the Bonds outstanding thereunder as "First Mortgage Bonds."

         First Mortgage Bonds ("Bonds") are presently outstanding under the Original Indenture, as heretofore supplemented, as follows:


   Series                                              Principal Amount
   7.75% Series Due 2025.............................     $65,000,000
   7.625% Series Due 2025............................     $80,000,000
   5.35% Series Due 2014.............................    $175,000,000

         Under the Original Indenture, as heretofore supplemented, any new series of Bonds may at any time be established by the Board of Directors of the Company and certain terms and provisions thereof may be described by an appropriate supplemental indenture.

         Under the Original Indenture, as heretofore supplemented, the Company and the Trustees may enter into a supplemental indenture for the purpose of modifying any of the provisions of the Original Indenture, as previously supplemented, provided such modification does not impair any of the rights of the then holders of outstanding Bonds or of the Trustees.

         The Company proposes to create under the Original Indenture, as heretofore supplemented and as supplemented hereby, a new series of Bonds to be designated First Mortgage Bonds, 5 1/8% Series Due 2015 (the "Bonds of 2015 Series"). The Company is issuing the Bonds of 2015 Series to fund the redemption of its outstanding First Mortgage Bonds, 7.75% Series due 2025 and 7.625% Series due 2025. Maryland Recordation Tax was paid to the Comptroller of the Treasury of the State of Maryland as evidenced by recording information found on the 90th and 91st Supplemental Indentures.

         All conditions and requirements necessary to authorize the execution and delivery of this Supplemental Indenture and to make it a valid, binding and legal instrument have been met, performed and fulfilled.

         Now, Therefore, This Supplemental Indenture Witnesseth:

         That, in consideration of the premises and of the mutual covenants herein contained and of the acceptance of this trust by the Trustees, and of other valuable considerations, the receipt and sufficiency is hereby acknowledged, it is hereby covenanted, declared, and agreed by and between the parties hereto, for the benefit of those who shall hold the Bonds of 2015 Series, or any of them, issued or to be issued under the Original Indenture, as follows:

                                    PART I

                      Description of Bonds of 2015 Series

         SECTION 1. The Bonds of 2015 Series shall, subject to the provisions of Section 1 of Article II of the Original Indenture, be designated as "First Mortgage Bonds, 5 1/8% Series Due 2015" of the Company and shall be executed, authenticated and delivered in accordance with the provisions of, and, except as hereinafter provided, shall in all respects be subject to all of the terms, conditions and covenants of the Original Indenture as supplemented, including by this Supplemental Indenture. The signatures of the officers executing the Bonds of 2015 Series on behalf of the Company and attesting to the facsimile of its corporate seal thereon may be by facsimile.

         The Bonds of 2015 Series shall be registered Bonds without coupons of the denominations of $1,000 and any multiple of $1,000, appropriately numbered. The Bonds of 2015 Series shall be issued in global form, the depository therefor shall be The Depository Trust Company ("DTC"), such Bonds shall be registered in the name of Cede & Co. or any other nominee of DTC designated by DTC, and such Bonds shall be held by the Corporate Trustee as custodian for DTC and shall be exchangeable for certificated Bonds only in the circumstances set forth in the Form of Bond set forth in Section 2 of this Part I. The Bonds of 2015 Series shall mature on August 15, 2015, and shall bear interest at the rate of 5 1/8% per annum, payable semi-annually on the fifteenth day of February and the fifteenth day of August in each year commencing February 15, 2006 (each such February 15 and August 15 hereinafter called an "Interest Payment Date"). Under certain circumstances set forth in the Registration Rights Agreement referred to in the Form of Bond set forth in Section 2 of this Part I, the Bonds of 2015 Series may bear Additional Interest (as defined in such Form of Bond). If any Interest Payment Date falls on a day that is not a Business Day (as defined herein), the Interest Payment Date will be the next succeeding Business Day (and without any interest or payment in respect of any such delay). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Bonds of 2015 Series shall be payable as to principal and interest in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and shall be payable (as well the interest as the principal thereof) at the agency of the Company in the Borough of Manhattan, The City of New York. The Company shall pay interest on overdue principal at the rate per annum borne by the Bonds of 2015 Series, and it shall pay interest on overdue installments of interest at the rate per annum borne by the Bonds of 2015 Series to the extent lawful.

         The interest so payable on any Interest Payment Date shall be paid to the persons in whose names the Bonds of 2015 Series are registered at the close of business on the last Business Day prior to such Interest Payment Date (hereinafter called "Record Date"), a "Business Day" being any day that is not a day on which banks in The City of New York are authorized by law or executive order to close; except that (i) if Bonds of 2015 Series shall be exchanged for certificated Bonds of 2015 Series, the Record Date shall be the close of business on the day that is ten days prior to such Interest Payment Date (whether or not a Business Day), and (ii) if the Company shall default in the payment of any interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names the Bonds of 2015 Series are registered on the date of payment of such defaulted interest.

         Except as provided hereinafter and in Section 10 of Article II of the Original Indenture, every Bond of 2015 Series shall be dated as of the date of its authentication and delivery or, if that is an Interest Payment Date, the next day, and shall bear interest from the Interest Payment Date next preceding its date or August 15, 2005, whichever is later. Notwithstanding Section 6 of
Article II of the Original Indenture and except as provided in Section 10 of such Article II, any Bond of 2015 Series authenticated and delivered by the Corporate Trustee after the close of business on the Record Date with respect to any Interest Payment Date and prior to such Interest Payment Date shall be dated as of the date next following such Interest Payment Date and shall bear interest from such Interest Payment Date, except that if the Company shall default in the payment of any interest due on such Interest Payment Date, such Bond shall bear interest from the next preceding Interest Payment Date to which interest has been paid or, if no interest has been paid on such Bond, from August 15, 2005.

         SECTION 2. The Bonds of 2015 Series and the Corporate Trustee's authentication certificate shall be substantially in the following form:

                                 [FORM OF BOND]

[UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.(1)]

[THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE POTOMAC EDISON COMPANY (THE "COMPANY") THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (V) TO THE COMPANY OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.(2)]

THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

THE HOLDER OF THIS SECURITY IS SUBJECT TO, ENTITLED TO THE BENEFITS OF, AND AGREES TO BE BOUND BY THE TERMS OF, A REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 15, 2005, ENTERED INTO BY THE COMPANY FOR THE BENEFIT OF CERTAIN HOLDERS OF SECURITIES FROM TIME TO TIME.


                           THE POTOMAC EDISON COMPANY
         (Incorporated under the laws of the State of Maryland and the
                           Commonwealth of Virginia)

                  First Mortgage Bond, 5 1/8% Series Due 2015


No. R                                                                 $
CUSIP No.

         THE POTOMAC EDISON COMPANY, a corporation organized and existing under the laws of the State of Maryland and the Commonwealth of Virginia (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, on August 15, 2015, the sum of dollars ($) [as revised by the Schedule of Increases and Decreases in Global Bond attached hereto],(3) in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest thereon in like coin or currency from August 15, 2005, or from the most recent February 15 or August 15 to which interest is paid or provided for, at the rate of five and one-eighths percent (5 1/8%) per annum, payable semi-annually, on the fifteenth day of February and August in each year, commencing February 15, 2006, until maturity, or, if this Bond shall be duly called for redemption, until, but not including, the redemption date. The Company shall pay interest on overdue principal at the rate per annum borne by the Bonds of 2015 Series, and it shall pay interest on overdue installments of interest at the rate per annum borne by this Bond Series to the extent lawful. If the Company does not comply with certain of its obligations under the Registration Rights Agreement dated as of August 15, 2005, relating to this Bond (the "Registration Rights Agreement") (in which case the Company shall promptly notify the Trustees thereof), this Bond shall, in accordance with
Section 5 of the Registration Rights Agreement, bear additional interest ("Additional Interest") in addition to the interest provided for in the immediately preceding sentence. For purposes of the One Hundred and Fifth Supplemental Indenture (as hereinafter defined) and this Bond, the term "interest" shall be deemed to include interest provided for in the third and second immediately preceding sentences and Additional Interest, if any. If any Interest Payment Date (as defined in the One Hundred and Fifth Supplemental Indenture) falls on a day that is not a Business Day (as defined in the One Hundred and Fifth Supplemental Indenture), the Interest Payment Date will be the next succeeding Business Day (and without any interest or payment in respect of any such delay). The interest so payable on any February 15 or August 15 will, subject to certain exceptions provided in such Indenture, be paid to the person in whose name this Bond is registered at the close of business on the last business day prior to such February 15 or August 15; except that (i) if this Bond shall be exchanged for certificated Bonds of this Series, the Record Date shall be the close of business on the day that is ten days prior to such Interest Payment Date, and (ii) if the Company shall default in the payment of any interest due on such Interest Payment Date, such defaulted interest shall be paid to the persons in whose names the Bonds of 2015 Series are registered on the date of payment of such defaulted interest.

         Principal of, premium (if any) and interest on this Bond are payable at the agency of the Company in the Borough of Manhattan, The City of New York. Interest will be computed on the basis of a 360 day year consisting of twelve
(12) thirty (30) day months.

         The provisions of this Bond are continued on the reverse hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until JPMorgan Chase Bank, N.A., the Corporate Trustee under the Indenture, or a successor trustee thereto under the Indenture, shall have signed the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, The Potomac Edison Company has caused a facsimile of its corporate seal and the facsimile signatures of its duly authorized officers to be hereto affixed.

Dated:

                                            THE POTOMAC EDISON COMPANY



                                            By
                                               --------------------------------
                                               Name:
                                               Title:
[Corporate Seal]
Attest:


-----------------------------
Assistant Secretary

                        [FORM OF TRUSTEE'S CERTIFICATE]

         This is one of the Bonds, of the series designated therein, described in the within-mentioned Indenture and the One Hundred and Fifth Supplemental Indenture.

                                            JPMorgan Chase Bank, N.A., as
                                            Corporate Trustee

                                            By
                                               --------------------------------
                                               Authorized Officer

                           [FORM OF REVERSE OF BOND]

         This Bond is one of a duly authorized issue of Bonds of the Company (herein called the "Bonds"), unlimited in aggregate principal amount, of the series hereinafter specified, all issued and to be issued under and equally secured by an indenture, dated as of October 1, 1944, executed by the Company to Chemical Bank & Trust Company, as trustee (said indenture being herein called the "Indenture"), under which Indenture, JPMorgan Chase Bank, N.A. (herein called the "Corporate Trustee") is successor Trustee and under which Indenture, Thomas J. Foley is Individual Trustee (herein called the "Individual Trustee", the Corporate Trustee and the Individual Trustee being herein collectively called the "Trustees"), by virtue of the Fifty-sixth Supplemental Indenture dated as of May 31, 1974, to which Indenture and all indentures supplemental thereto (including the One Hundred and Fifth Supplemental Indenture hereinafter referred to) reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owners of the Bonds and of the Trustees in respect thereto, and the terms and conditions upon which the Bonds are, and are to be, secured. To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds may be made with the consent of the Company by an affirmative vote of not less than 75% in amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and by an affirmative vote of not less than 75% in amount of the Bonds of any series entitled to vote then outstanding and affected by such modifications or alterations, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected; provided, however, that no such modifications or alterations shall be made which will affect the terms of payment of the principal of, or interest on, this Bond, which are unconditional. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture. This Bond is one of a series designated as "First Mortgage Bonds, 5 1/8% Series Due 2015" of the Company, issued under and secured by the Indenture and all indentures supplemental thereto and described in an indenture supplemental thereto (herein called the "One Hundred and Fifth Supplemental Indenture"), dated as of August 15, 2005, executed by the Company to the Trustees.

         The Bonds of this Series are subject to redemption at any time, as a whole or in part, at the election of the Company, at a redemption price equal to the greater of (a) 100% of the principal amount of the Bonds of this Series to be redeemed, and (b) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of this Series to be redeemed (not including any portion of payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis at the Adjusted Treasury Rate plus fifteen (15) basis points, together, in each case of both (a) and (b), with accrued interest to the redemption date.

         The redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months.

         "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Bonds of this Series that would be used, at the time of the selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of this Series.

         "Comparable Treasury Price" means, with respect to any redemption date: (a) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (b) if, the Corporate Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

         "Quotation Agent" means the Reference Treasury Dealer appointed as such by the Company.

         "Reference Treasury Dealer" means (a) Credit Suisse First Boston LLC, and its successors, unless it ceases to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), in which case the Company shall substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Corporate Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Corporate Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.

         Notice of any such redemption shall be mailed by the Company, postage prepaid, not less than thirty and no more than sixty days prior to the date of redemption, to the owner of this Bond at such owner's address as the same shall appear on the transfer register of the Company. Any notice so mailed shall be conclusively presumed to have been duly given, whether or not the owner receives it.

         Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Bonds of this Series or portion of the Bonds of this Series called for redemption.

         In case an Event of Default (as defined in the Indenture) shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be waived by the holders of a majority in principal amount of the Bonds outstanding.

         [This Bond is a global Bond and will be exchangeable for certificated Bonds of like series and terms and of differing authorized denominations in a like aggregate principal amount, only if (i) The Depository Trust Company ("DTC") notifies the Company that it is unwilling or unable to continue as depository or defaults in the performance of its duties as depository for the Bonds of this Series or the Company becomes aware that DTC has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depository is not appointed by the Company within 90 days after the Company's receipt of such notice or becoming aware of such default or cessation, (ii) the Company, in its sole discretion, determines that this Bond shall be exchangeable for certificated Bonds, subject to the procedures of DTC or (iii) an event of default shall have occurred and be continuing under the Indenture. Upon any such exchange, certificated Bonds of this Series shall be registered in the names of the beneficial owners of this Bond, which names shall be provided by DTC's relevant Participants (as identified by DTC) to the Trustees.](4)

         This Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on the books of the Company to be kept for that purpose at the agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this Bond and on presentation of a duly executed written instrument of transfer, and thereupon a new Bond or Bonds of the same series, of the same aggregate principal amount and in authorized denominations will be issued to the transferee or transferees in exchange therefor; and this Bond, with or without others of like series, may in like manner be exchanged for one or more new Bonds of the same series of other authorized denominations but of the same aggregate principal amount; all upon payment of the charges and subject to the terms and conditions set forth in the Indenture.

         No recourse shall be had for the payment of the principal of, or the interest on, this Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture.

         This Bond shall be subject to certain restrictions on transfer as set forth in the Indenture and the One Hundred and Fifth Supplemental Indenture.

         Any holder of a Bond of this Series requesting the transfer or exchange of a Rule 144A Global Bond (as defined in the One Hundred and Fifth Supplemental Indenture) (or an interest therein) for a Regulation S Global Bond (as defined in the One Hundred and Fifth Supplemental Indenture) (or an interest therein) must deliver or cause to be delivered to the Trustees a duly completed Regulation S Certificate, in the form attached as Exhibit A hereto; provided that if the requested transfer or exchange is made by the holder of a Bond of this Series that does not bear a Restrictive Legend (as defined in the One Hundred and Fifth Supplemental Indenture), then no certification is required.

         Any holder of a Bond of this Series requesting the transfer or exchange of a Regulation S Global Bond (or an interest therein) for a Rule 144A Global Bond (or an interest therein) must deliver or cause to be delivered to the Trustees a duly completed Rule 144A Certificate, in the form attached as Exhibit B hereto; provided that if the requested transfer or exchange is made by the holder of a Bond of this Series that does not bear a Restrictive Legend, then no certification is required.

         Beneficial interests in a restricted global Bond may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same restricted global Bond in accordance with the transfer restrictions set forth in the Restrictive Legend (as defined in the One Hundered and Fifth Supplemental Indenture); provided, however, that prior to the expiration of the restricted period under the Securities Act, transfers of beneficial interests in the Regulation S Global Bond may not be made to a U.S. Person (as defined in Regulation S) or for the account or benefit of a U.S. Person (other than an Initial Purchaser (as defined in the One Hundered and Fifth Supplemental Indenture)).

         This Bond shall be governed by, and construed in accordance with, the laws of the State of New York, but without giving effect to applicable principles of conflicts of law.


                        [TO BE ATTACHED TO GLOBAL BONDS]

               SCHEDULE OF INCREASES OR DECREASES IN GLOBAL BOND

         The following increases or decreases in this Global Bond have been made:

                                                                                    Signature of
                                                                                    authorized
                                                               Principal Amount     signatory of
                                                               of this Global       Corporate
             Amount of decrease in     Amount of increase in   Bond following       Trustee or
Date of      Principal Amount of       Principal Amount of     such decrease or     Securities
Exchange     this Global Bond          this Global Bond        increase             Custodian
-------------------------------------------------------------------------------------------------------





                          Regulation S Certificate(5)


                                                                _________, ____


JPMorgan Chase Bank, N.A. and
Thomas J. Foley, as Trustees
c/o JPMorgan Chase Bank, N.A.
4 New York Plaza, 15th Floor
New York, New York 10004
Attention: Institutional Trust Services


        Re:  The Potomac Edison Company (the "Company")
             5 1/8% First Mortgage Bonds due 2015 ("Bonds of 2015 Series") Issued under the Indenture (the "Indenture") dated as of October 1, 1944, and the One Hundred and Fifth Supplemental Indenture dated as of August 15, 2005
             -----------------------------------------------------------

Ladies and Gentlemen:

         Terms are used in this Certificate as used in Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act"), except as otherwise stated herein.

         [CHECK A OR B AS APPLICABLE.]

   [ ]  A.     This Certificate relates to our proposed transfer of $____
               principal amount of Bonds of 2015 Series issued under the Indenture. We hereby certify as follows:

                     1. The offer and sale of the Bonds of 2015 Series was not and will not be made to a person in the United States (unless such person is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

                     2. Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

                     3. Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Bonds of 2015 Series.

                     4. The proposed transfer of Bonds of 2015 Series is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                     5. If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Bonds of 2015 Series, and the proposed transfer takes place during the Restricted Period (as defined in Regulation S), or we are an officer or director of the Company or an initial purchaser of the offering of the Bonds of 2015 Series, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

   [ ]  B.     This Certificate relates to our proposed exchange of $____
               principal amount of Bonds of 2015 Series issued under the Indenture for an equal principal amount of Bonds of 2015 Series to be held by us. We hereby certify as follows:

                     1. At the time the offer and sale of the Bonds of 2015 Series was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

                     2. Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.

                     3. The proposed exchange of Bonds of 2015 Series is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                            Very truly yours,

                                            [NAME OF SELLER (FOR TRANSFERS) OR
                                              OWNER (FOR EXCHANGES)]


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:
                                               Address:

Date: _________________


MEDALLION SIGNATURE GUARANTEE:

                           Rule 144A Certificate(6)


                                                                _________, ____


JPMorgan Chase Bank, N.A. and
Thomas J. Foley, as Trustees
c/o JPMorgan Chase Bank, N.A.
4 New York Plaza, 15th Floor
New York, New York 10004
Attention: Institutional Trust Services


        Re:    The Potomac Edison Company (the "Company")
               5 1/8% First Mortgage Bonds due 2015 ("Bonds of 2015 Series") Issued under the Indenture (the "Indenture") dated as of October 1, 1944, and the One Hundred and Fifth Supplemental Indenture dated as of August 15, 2005
               -----------------------------------------------------------

Ladies and Gentlemen:

         This Certificate relates to:

         [CHECK A OR B AS APPLICABLE.]

   [ ]  A.     Our proposed purchase of $____ principal amount of Bonds of 2015
               Series issued under the Indenture.

   [ ]  B.     Our proposed exchange of $____ principal amount of Bonds of 2015
               Series issued under the Indenture for an equal principal amount of Bonds of 2015 Series issued under the Indenture to be held by us.

         We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of _________, 200_, which is a date on or since the close of our most recent fiscal year. We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Bonds of 2015 Series to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

         You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                            Very truly yours,

                                            [NAME OF PURCHASER (FOR TRANSFERS)
                                            OR OWNER (FOR EXCHANGES)]


                                           By:
                                               --------------------------------
                                               Name:
                                               Title:
                                               Address:

Date: _________________

MEDALLION SIGNATURE GUARANTEE:

                                    PART II

                         Issue of Bonds of 2015 Series

         SECTION 1. The principal amount of Bonds of 2015 Series which may be authenticated and delivered hereunder is not limited. The Company may issue additional Bonds of 2015 Series (the "Additional Bonds"), with the same terms and CUSIP number, without notice to or consent of holders of the Bonds of 2015 Series; provided, however, that the Company shall not issue Additional Bonds at a price that would cause such Additional Bonds to have original issue discount in more than a "de minimis" amount for U.S. federal income tax purposes if such Additional Bonds were treated as a separate "issue" for such purposes.

         SECTION 2. Bonds of 2015 Series for the aggregate principal amount of One Hundred Forty-Five Million Dollars ($145,000,000), being the initial issue of Bonds of 2015 Series, may forthwith be executed by the Company and delivered to the Corporate Trustee and shall be authenticated by the Corporate Trustee and delivered (either before or after the filing or recording hereof) to or upon the order of the designated officer or officers of the Company, upon compliance by the Company with the appropriate provisions and requirements of Articles III and XVIII of the Original Indenture.

                                   PART III

                                   Redemption

         SECTION 1. The Bonds of 2015 Series shall be redeemable solely as set forth in the form of Bond of 2015 Series included in Section 2 of Part I hereof and in accordance with Article V of the Original Indenture; provided, that notwithstanding anything in Article V, Section 1 of the Indenture to the contrary, any notice of redemption of Bonds of 2015 Series need not set forth the redemption price but only the manner of calculation thereof. The Trustees shall not be responsible for the calculation of the redemption price. The Company shall calculate the redemption price and promptly notify the Trustees thereof.

         SECTION 2. In case the Company shall desire to exercise its right to redeem Bonds of 2015 Series, notice of redemption shall be mailed by the Company, postage prepaid, not less than thirty days and not more than sixty days prior to the date of redemption, to the owners of the Bonds to be redeemed, as a whole or in part, at their addresses as the same shall appear on the transfer register of the Company. Any notice so mailed shall be conclusively presumed to have been duly given, whether or not the owner receives it. In any case, failure duly to give notice by mail, or defect in the notice, to the owner of any such Bond shall not affect the validity of the proceedings for the redemption of any other Bond.

                                    PART IV

                                    Consents

         SECTION 1. The Company and holders of Bonds of 2015 Series by their acceptance and holding thereof, hereby consent for purposes of the Indenture, and this Supplemental Indenture, without any further action by such holder or by the holders of any other first mortgage bonds of any series created after the date hereof, or by the holders of any senior note or exchange note that is secured by first mortgage bonds, as follows:

         Article IX, Section 1(j) of the Indenture shall be amended by changing the amount of the judgment contemplated in that event of default from $100,000 to $25,000,000.

         The provisions in the paragraph above shall become effective on the earliest date on which either (a) no Bonds of any of the 7.75% Series Due 2025 and 7.625% Series Due 2025 shall be outstanding, or (b) such provisions shall have become effective upon the vote of holders of Bonds as provided in Article XV of the Original Indenture; provided that no vote of the holders of Bonds of 2015 Series shall be required for effecting such amendments as they shall be deemed to have voted for such amendments; and provided further that no vote of the holders of the 5.35% Series Due 2014 (the "Bonds of 2014 Series") shall be required as such holders were deemed to have voted pursuant to the 103rd Supplemental Indenture, dated as of November 22, 2004.

         At the reasonable request of the Company, the Trustees shall execute and deliver any documents, instructions or instruments evidencing such deemed consent of the Holders. The Trustees, in their capacity as such, shall take such action under the Indenture and this Supplemental Indenture as may be reasonably requested by the Company to give effect to any such amendment, waiver or modification.

         SECTION 2. The Company and holders of Bonds of 2015 Series by their acceptance and holding thereof, hereby consent for purposes of the Indenture, and this Supplemental Indenture, without any further action by such holder or by the holders of any other first mortgage bonds of any series created after the date hereof, or by the holders of any senior note or exchange note that is secured by first mortgage bonds, as follows:

         Article XVII, Section 9 shall be added to the Indenture to clarify that the Indenture shall be governed by the laws of the State of New York and shall read as follows: "This Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, but without giving effect to applicable principles of conflicts of law".

         The provisions in the paragraph above shall become effective on the earliest date on which either (a) no Bonds of any of the 7.75% Series Due 2025 and 7.625% Series Due 2025 shall be outstanding, or (b) such provisions shall have become effective upon the vote of holders of Bonds as provided in Article XV of the Original Indenture; provided that no vote of the holders of Bonds of 2015 Series shall be required for effecting such amendments as they shall be deemed to have voted for such amendments; and provided further that no vote of the holders of the Bonds of 2014 Series shall be required as such holders were deemed to have voted pursuant to the 103rd Supplemental Indenture, dated as of November 22, 2004.

         At the reasonable request of the Company, the Trustees shall execute and deliver any documents, instructions or instruments evidencing such deemed consent of the Holders. The Trustees, in their capacity as such, shall take such action under the Indenture and this Supplemental Indenture as may be reasonably requested by the Company to give effect to any such amendment, waiver or modification.

         SECTION 3. Notwithstanding that the Bonds of the 1987 Series no longer are outstanding, the covenant contained in Section 3 of Part V of the aforesaid Twenty-Eighth Supplemental Indenture to the Original Indenture shall remain in full force and effect and shall be binding upon the Company as long, but only as long, as any Bonds of 2015 Series are outstanding. No vote of holders of Bonds of 2015 Series shall be required under the proviso in said Section 3.

                                    PART V

                                  The Trustees

         The Trustees hereby accept the trust hereby declared and provided, and agree to perform the same upon the terms and conditions set forth in the Original Indenture, as heretofore supplemented and as supplemented by this Supplemental Indenture, and upon the following terms and conditions:

         The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

         The present address of each Trustee is: JPMorgan Chase Bank, N.A., 4 New York Plaza, 15th Floor, New York, New York 10004 and Thomas J. Foley, 4 New York Plaza, 15th Floor, New York, New York 10004.

                                    PART VI

                            Miscellaneous Provisions

         For all purposes hereof, all terms contained in this Supplemental Indenture shall, except as the context may otherwise require or as provided herein, have the meanings given to such terms in Article I of the Original Indenture. The Supplemental Indentures referred to herein are indentures supplemental to the Original Indenture.

         This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

         The Bonds of 2015 Series are not subject to any sinking fund.

         The Bonds of 2015 Series and any related documents may be amended or supplemented from time to time to modify the restrictions on and procedures for resales and other transfers of the Bonds of 2015 Series to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally. Holders of the Bonds of 2015 Series are deemed by the acceptance of such Bonds of 2015 Series to have agreed to any such amendment or supplement.

         Holders of Bonds of 2015 Series are entitled to the benefits of a Registration Rights Agreement, dated as of August 15, 2005, among the Company and the Initial Purchasers named therein (the "Registration Rights Agreement"). Bonds of 2015 Series may be exchanged pursuant to the exchange offer contemplated by the Registration Rights Agreement for similar Bonds of 2015 Series which Bonds will be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will not bear a Restrictive Legend (as hereinafter defined), a legend regarding the Registration Rights Agreement, the provisions restricting transfers and resales of the Bonds of 2015 Series, the Regulation S Certificate and the Rule 144A Certificate. The Corporate Trustee, at the request of the Company, shall authenticate and deliver such Bonds of 2015 Series registered under the Securities Act in exchange for an equal principal amount of outstanding Bonds of 2015 Series.

         Global Bonds of 2015 Series offered and sold to Qualified Institutional Buyers (as such term is defined under Rule 144A ("Rule 144A") under the Securities Act) in the United States of America in reliance on Rule 144A (the "Rule 144A Global Bonds") shall be issued in the form of a permanent global Bond substantially in the form of the Bond set forth in Section 2 of
Part I hereof containing the second legend set forth thereon (the "Restrictive Legend") and the other legends required thereby and numbered from 1 upward with the prefix "RA", deposited with the Corporate Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Corporate Trustee as herein provided. The aggregate principal amount of the Rule 144A Global Bonds may from time to time be increased or decreased by adjustments made on the records of the Corporate Trustee, as custodian for DTC or its nominee, as hereinafter provided.

         Global Bonds of 2015 Series offered and sold outside the United States of America (the "Regulation S Global Bonds") in reliance on Regulation S (as such term is defined under the Securities Act) shall initially be issued in the form of a permanent global Bond substantially in the form of the Bond set forth in Section 2 of Part I hereof containing the Restrictive Legend and the other legends required thereby and numbered from 1 upward with the prefix "RS". The Regulation S Global Bond will be deposited upon issuance with the Corporate Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Corporate Trustee as herein provided. The aggregate principal amount of the Regulation S Global Bonds may from time to time be increased or decreased by adjustments made on the records of the Corporate Trustee, as custodian for DTC or its nominee, as hereinafter provided.

         The transfer and exchange of beneficial interests in a global Bond shall be effected through the depository for the Bonds, in accordance with the applicable restrictions on transfer set forth on the Bonds, if any) and the procedures of the depository therefor. A transferor of a beneficial interest in a global Bond shall deliver a written order given in accordance with the depository's procedures containing information regarding the participant account of the depository to be credited with a beneficial interest in the global Bond, and such account shall be credited in accordance with such instructions with a beneficial interest in the global Bond, and the account of the person making the transfer shall be debited by an amount equal to the beneficial interest in the global Bond being transferred. The Trustees shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture, this Supplemental Indenture or under applicable law with respect to any transfer of any beneficial interest in any global Bond (including any transfers between or among DTC participants, members or beneficial owners in any global Bond) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture or this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         If the proposed transfer is a transfer of a beneficial interest in one global Bond to a beneficial interest in another global Bond, the registrar shall reflect on its books and records the date and an increase in the principal amount of the global Bond to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the global Bond from which such interest is being transferred.

         A global Bond may not be transferred as a whole except by the depository to a nominee of the depository or by a nominee of the depository to the depository or another nominee of the depository or by the depository or any such nominee to a successor depository or a nominee of such successor depository.

         Beneficial interests in any restricted global bond may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same restricted global bond in accordance with the transfer restrictions set forth in the Restrictive Legend; provided, however, that prior to the expiration of the restricted period under the Securities Act, transfers of beneficial interests in the Regulation S Global Bond may not be made to a U.S. Person (as defined in Regulation S) or for the account or benefit of a U.S. Person (other than an Initial Purchaser).

         Any holder of a Bond of 2015 Series requesting the transfer or exchange of a Rule 144A Global Bond (or an interest therein) for a Regulation S Global Bond (or an interest therein) must deliver or cause to be delivered to the Trustees a duly completed Regulation S Certificate, in the form attached as Exhibit A hereto; provided that if the requested transfer or exchange is made by the holder of a Bond of 2015 Series that does not bear a Restrictive Legend, then no certification is required.

         Any holder of a Bond of 2015 Series requesting the transfer or exchange of a Regulation S Global Bond (or an interest therein) for a Rule 144A Global Bond (or an interest therein) must deliver or cause to be delivered to the Trustees a duly completed Rule 144A Certificate, in the form attached as Exhibit B hereto; provided that if the requested transfer or exchange is made by the holder of a Bond of 2015 Series that does not bear a Restrictive Legend, then no certification is required.

         The Company shall issue a Bond of 2015 Series that is not a global Bond and that does not bear the Restrictive Legend in replacement of a Bond of 2015 Series (that is not a global Bond) bearing the Restrictive Legend at the request of any holder following such request if (i) the holder shall have obtained an opinion of counsel reasonably acceptable to the Company in form and substance reasonably satisfactory to the Company to the effect that the Bond of 2015 Series may lawfully be disposed of without registration, qualification or legend pursuant to Rule 144(k) under the Securities Act, or (ii) the holder sells the Bond of 2015 Series pursuant to Rule 144 under the Securities Act or an effective registration statement.

         Beneficial interests in any unrestricted global Bond may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an unrestricted global Bond.

         This Supplemental Indenture and the Bonds of 2015 Series shall be governed by, and construed in accordance with, the laws of the State of New York, but without giving effect to applicable principles of conflicts of law.

         IN WITNESS WHEREOF, The Potomac Edison Company has caused this Supplemental Indenture to be executed on its behalf by its Chief Executive Officer, its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal to be attested by its Secretary or one of its Assistant Secretaries; and said JPMorgan Chase Bank, N.A., as Trustee as aforesaid, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by a Responsible Officer of the Trustee, and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by a Responsible Officer of the Trustee and said Thomas J. Foley, as Individual Trustee as aforesaid, in evidence of his acceptance of the trust hereby created, has hereunto set his hand and seal, all as of the 15th day of August of two thousand and five.

                                            THE POTOMAC EDISON COMPANY

                                            By /s/ Joseph H. Richardson
                                               ---------------------------
                                                Name:  Joseph H. Richardson
                                                Title: President

[SEAL]
Attested:


/s/ Thomas C. Sheppard
----------------------------
Name:  Thomas C. Sheppard
Title: Assistant Secretary

                                            JPMORGAN CHASE BANK, N.A., As
                                            Trustee as aforesaid

                                            By /s/ Carol Ng
                                               ---------------------------
                                               Name:  Carol Ng
                                               Title: Vice President

[SEAL]
Attested:


/s/ Paul Schmalzel
----------------------------
Name:  Paul Schmalzel
Title: Vice President

                                            THOMAS J. FOLEY, As
                                            Individual Trustee as aforesaid

                                            By /s/ Thomas J. Foley
                                               ---------------------------
                                               Name:  Thomas J. Foley
                                               Title: As Individual Trustee as
                                                      aforesaid

State of Pennsylvania
County of Westmoreland

         I, a Notary Public of the State of Pennsylvania, in and for the County of Westmoreland, do certify that on this 10th day of August in the year 2005 before me, the subscriber, personally appeared Joseph H. Richardson, the President of THE POTOMAC EDISON COMPANY, a corporation, who signed the writing above, bearing date as of the fifteenth day of August, 2005, for said corporation, and has this day in my said County, before me, acknowledged the said writing to be the act and deed of said corporation.

         Given under my hand and notarial seal this 10th day of August, 2005.



                                            /s/ Janet L. Donald
                                            --------------------
                                            Notary Public
[NOTARIAL SEAL]

State of New York
County of New York

         I, a Notary Public of the State of New York, in and for the County of New York, do certify that on this 10th day of August in the year 2005 before me, the subscriber, personally appeared Carol Ng, a Vice President of JPMORGAN CHASE BANK, N.A., a national banking association incorporated and existing under the laws of the United States of America, who signed the writing above, bearing date as of the 15th day of August, 2005, for said corporation, and has this day in my said County, before me, acknowledged the said writing to be the act and deed of said corporation.

         Given under my hand and notarial seal this 10th day of August, 2005.



                                            /s/ Emily Fayan
                                            --------------------
                                            Notary Public

[NOTARIAL SEAL]

State of New York
County of New York

         I, a Notary Public of the State of New York, in and for the County of New York, do certify that on this 10th day of August in the year 2005 before me, the subscriber, personally appeared THOMAS J. FOLEY, who signed the writing above, bearing date as of the 15th day of August, 2005, and has this day in my said County, before me, acknowledged the said writing to be his act and deed.

         Given under my hand and notarial seal this 10th day of August, 2005.



                                            /s/ Emily Fayan
                                            --------------------
                                            Notary Public

[NOTARIAL SEAL]

                                                                      EXHIBIT A

                            Regulation S Certificate


                                                                _________, ____


JPMorgan Chase Bank, N.A. and
Thomas J. Foley, as Trustees
c/o JPMorgan Chase Bank, N.A.
4 New York Plaza, 15th Floor
New York, New York 10004
Attention: Institutional Trust Services

        Re:    The Potomac Edison Company (the "Company")
               5 1/8% First Mortgage Bonds due 2015 ("Bonds of 2015 Series") Issued under the Indenture (the "Indenture") dated of
               October 1, 1944, and the One Hundred and Fifth Supplemental Indenture dated as of August 15, 2005
               -----------------------------------------------------------

Ladies and Gentlemen:

         Terms are used in this Certificate as used in Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act"), except as otherwise stated herein.

         [CHECK A OR B AS APPLICABLE.]

   [ ]  A.     This Certificate relates to our proposed transfer of $____
               principal amount of Bonds of 2015 Series issued under the Indenture. We hereby certify as follows:

                     1. The offer and sale of the Bonds of 2015 Series was not and will not be made to a person in the United States (unless such person is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

                     2. Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

                     3. Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Bonds of 2015 Series.

                     4. The proposed transfer of Bonds of 2015 Series is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                     5. If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Bonds of 2015 Series, and the proposed transfer takes place during the Restricted Period (as defined in Regulation S), or we are an officer or director of the Company or an initial purchaser of the offering of the Bonds of 2015 Series, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

   [ ]  B.     This Certificate relates to our proposed exchange of $____
               principal amount of Bonds of 2015 Series issued under the Indenture for an equal principal amount of Bonds of 2015 Series to be held by us. We hereby certify as follows:

                     1. At the time the offer and sale of the Bonds of 2015 Series was made to us, either (i) we were not in the United States or (ii) we were excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(vi) or the account held by us for which we were acting was excluded from the definition of "U.S. person" pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3); and we were not a member of an identifiable group of U.S. citizens abroad.

                     2. Unless the circumstances described in paragraph 1(ii) above are applicable, either (a) at the time our buy order was originated, we were outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and we did not pre-arrange the transaction in the United States.

                     3. The proposed exchange of Bonds of 2015 Series is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                            Very truly yours,

                                            [NAME OF SELLER (FOR TRANSFERS) OR
                                            OWNER (FOR EXCHANGES)]


                                           By:
                                               --------------------------------
                                               Name:
                                               Title:
                                               Address:

Date: _________________

MEDALLION SIGNATURE GUARANTEE:

                                                                      EXHIBIT B

                             Rule 144A Certificate


                                                                _________, ____


JPMorgan Chase Bank, N.A. and
Thomas J. Foley, as Trustees
c/o JPMorgan Chase Bank, N.A.
4 New York Plaza, 15th Floor
New York, New York 10004
Attention: Institutional Trust Services


        Re:    The Potomac Edison Company (the "Company")
               5 1/8% First Mortgage Bonds due 2015 ("Bonds of 2015 Series") Issued under the Indenture (the "Indenture") dated as of October 1, 1944, and the One Hundred and Fifth Supplemental Indenture dated as of August 15, 2005
               -----------------------------------------------------------

Ladies and Gentlemen:

         This Certificate relates to:

         [CHECK A OR B AS APPLICABLE.]

   [ ]  A.     Our proposed purchase of $____ principal amount of Bonds of 2015
               Series issued under the Indenture.

   [ ]  B.     Our proposed exchange of $____ principal amount of Bonds of 2015
               Series issued under the Indenture for an equal principal amount of Bonds of 2015 Series issued under the Indenture to be held by us.

         We and, if applicable, each account for which we are acting in the aggregate owned and invested more than $100,000,000 in securities of issuers that are not affiliated with us (or such accounts, if applicable), as of _________, 200_, which is a date on or since the close of our most recent fiscal year. We and, if applicable, each account for which we are acting, are a qualified institutional buyer within the meaning of Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"). If we are acting on behalf of an account, we exercise sole investment discretion with respect to such account. We are aware that the transfer of Bonds of 2015 Series to us, or such exchange, as applicable, is being made in reliance upon the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. Prior to the date of this Certificate we have received such information regarding the Company as we have requested pursuant to Rule 144A(d)(4) or have determined not to request such information.

         You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                            Very truly yours,

                                            [NAME OF PURCHASER (FOR TRANSFERS)
                                            OR OWNER (FOR EXCHANGES)]


                                           By:
                                               --------------------------------
                                               Name:
                                               Title:
                                               Address:

Date: _________________

MEDALLION SIGNATURE GUARANTEE:

------------------------------
(1)      To be inserted on Bonds in global form only.

(2) To be inserted only in Bonds of 2015 Series that are not registered under the Securities Act of 1933, as amended.

(3)      To be inserted on Bonds in global form only.

(4)      To be inserted on Bonds in global form only.

(5) To be inserted only in Bonds of 2015 Series that are not registered under the Securities Act of 1933, as amended.

(6) To be inserted only in Bonds of 2015 Series that are not registered under the Securities Act of 1933, as amended.